Events In The Reported Period	6 Months Ended
Jun. 30, 2013
Events In The Reported Period [Abstract]
Events In The Reported Period
Note 5 – Events in Reporting Period

E.
On April 4, 2013, Viola Group, a private equity investment group, entered into a series of agreements to acquire approximately 13% of the Company's shares from Kardan Communications Ltd (hereinafter: Kardan) and approximately 7% of the Company's shares from David Rivel, the Company's founder, director and former Chief Executive Officer.

On May 7, 2013, Viola Group and David Rivel consummated the transactions between the parties and Viola Group acquired approximately 7% of the Company's shares. Following the consummation of the transaction, David Rivel continues to own approximately 5% of the Company's shares.

Consummation of the transaction between Viola Group and Kardan is subject to various conditions precedent, and following consummation of the transaction, Kardan will continue to own approximately 11% of the Company's shares.

The Company is not a party to the agreements and is not issuing Viola Group any new shares in the transactions.

In connection with the transactions, Viola Group has also entered into shareholders agreements with each of Kardan, David Rivel and Del-Ta Engineering Equipment Ltd., the holder of approximately 39% of the Company's shares.

F.
On May 8, 2013, the Company's Board of Directors declared a cash dividend in the amount of $0.16 per ordinary share, and in aggregate amount of approximately $2.77 million. The dividend was paid on June 13, 2013 of record at the end of the trading day on NASDAQ on May 20, 2013.